CAPITAL MANAGEMENT MID-CAP FUND
                          SUPPLEMENT DATED MAY 26, 1998



         The Prospectus dated April 1, 1998, of the Institutional Class of the Capital Management Mid-Cap Fund (the "Fund") is hereby amended to reflect the following revised information:

         1. Availability of Shares; Minimum Investment. The Institutional Shares of the Fund are now available to investors, including individual investors, purchasing shares through investment programs, such as mutual fund "supermarkets," "wrap" programs, and qualified employee benefit plans, which have entered into arrangements with the Fund for the purchase of such shares. The minimum initial investment for such investors is $2,500 unless otherwise approved by the Advisor. The minimum initial investment for other investors is $250,000, unless otherwise approved by the Advisor. The minimum subsequent investment is $500.

         2. Fee Table. The information under "FEE TABLE" in the Prospectus is is revised to reflect the following new EXAMPLE:

"EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Shares of the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

================================================================================
      1 Year             3 Years             5 Years             10 Years
      ------             -------             -------             --------
       $15                 $47                 $82                 $179
================================================================================

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN."